UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 17, 2021
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001694649
Bank of America Merrill Lynch Commercial Mortgage Trust 2017-BNK3
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001005007
Banc of America Merrill Lynch Commercial Mortgage Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541557
Morgan Stanley Mortgage Capital Holdings LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001102113
Bank of America, National Association
(Exact name of sponsor as specified in its charter)

New York	333-206847-05	38-4021811 38-4021812
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(980) 388-7451
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

The 85 Tenth Avenue Mortgage Loan, which constituted approximately 5.1% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the trust and servicing agreement, dated as of December 6, 2016 relating to the DBWF 2016-85T Mortgage Trust filed as Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed on February 16, 2017 (the “DBWF 2016-85T TSA”).  Pursuant to Section 6.04(a) of the DBWF 2016-85T TSA, AEGON USA Realty Advisors, LLC (“AEGON”), an Iowa limited liability company, assigned and delegated its rights and obligations as special servicer of the 85 Tenth Avenue Mortgage Loan to Situs Holdings, LLC (“Situs Holdings”), a Delaware limited liability company, which has assumed all of the rights, duties and obligations of AEGON as special servicer of the 85 Tenth Avenue Mortgage Loan under the DBWF 2016-85T TSA.

This Current Report on Form 8-K is being filed to record that, effective as of June 17, 2021, the 85 Tenth Avenue Mortgage Loan will be specially serviced, if necessary, pursuant to the DBWF 2016-85T TSA, by Situs Holdings.  The principal executive office of Situs Holdings is located at 5065 Westheimer, Suite 700E, Houston, Texas 77056 and its telephone number is (713) 328-4400.  Situs Holdings maintains its principal special servicing office at 101 Montgomery Street, Suite 2250, San Francisco, California 94104.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Depositor)

/s/ Leland F. Bunch III
Leland F. Bunch III, President and Chief Executive Officer

Date:  June 17, 2021